Cash dividend	12 Months Ended
Dec. 31, 2022
Cash dividend
Cash dividend

10.        Cash dividend

On August 5, 2021, the Company approved and declared a special cash dividend of US$0.80 per ordinary share on its total 12,938,128 outstanding shares as of the close of trading on August 19, 2021, resulting in payments totaling US$10,350,502 to shareholders. Such dividend was recorded as a reduction to retained earnings at the declaration date.